SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE (the "Agreement") is made and entered into as of the 1st day of December 1998 (the "Effective Date") between Thomas E. Biddix (the "Seller"), and Transamerican Petroleum Corporation, a Colorado Corporation (the "Purchaser").

                              W I T N E S S E T H :

         WHEREAS, Seller holds all of the issued and outstanding shares of capital stock of Pre-Cell Solutions, Inc., a Florida corporation ("Pre-Cell"), which consist of 100 shares of common stock, par value $.01 per share (the "Shares"); and

         WHEREAS, the Purchaser desires to acquire all of the Shares from Seller by exchanging shares of its common stock for the Shares on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Seller desires to exchange his Shares for shares of the Purchaser's common stock on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. Incorporation by Reference. The above recitals are true and correct and are incorporated herein by this reference.

         2. Share Exchange. Subject to the terms and conditions of this Agreement, the Purchaser shall acquire all of the Seller's Shares in Pre-Cell in exchange for 32,156,000 shares of Purchaser's common stock, par value $.01 per share (the "Exchange Shares"). Simultaneous with the execution of this Agreement, Seller shall deliver to Purchaser duly endorsed certificates representing all of the Pre-Cell Shares. Upon receipt of the Pre-Cell Shares, Purchaser shall deliver to Seller the Exchange Shares.

         3. Directors and Officers. Upon consummation of the transactions contemplated by this Agreement, the current directors shall appoint Thomas E. Biddix and Timothy F. McWilliams as directors of the Purchaser. Thereafter, Georges Laroze, Sylvain Laroze and Valerie Puccia shall resign as directors.

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         4. Closing and Conditions to Closing.

                  4.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place and be effective simultaneously with the execution of this Agreement (the "Closing Date").

                  4.2 Conditions to Closing. The Closing shall be subject to satisfaction of the conditions that (i) the representations and warranties of the Seller contained in Section 5 hereof and the Purchaser contained in Section 6 hereof shall be true and correct in all material respects; (ii) the Seller shall have delivered to the Purchaser duly authorized certificates representing the Shares; (iii) the Purchaser shall have delivered to Seller certificates representing the Exchange Shares; and (iv) the Purchaser and Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by such party.

         5.  Representations  and  Warranties  of  the  Seller.   Seller  hereby
represents and warrants to the Purchaser as follows:

                  5.1 Organization and Standing of Pre-Cell. Pre-Cell is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and is entitled to own or lease its property and to carry on its business as and in the places where such properties are now owned, leased or operated. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Pre-Cell, and will not by themselves result in a breach or default under, or result in the creation of any lien, security interest, charge or encumbrance upon the Shares, or any of the properties or assets of Pre-Cell as a result of the terms, conditions or provisions of any contract, note, mortgage or any other agreement, instrument or obligation to which Pre-Cell is a party or by which Pre-Cell or any of its properties or assets may be bound.

                  5.2 Capitalization. The authorized capital stock of Pre-Cell consists of _____ shares of common stock, par value $.01 per share, one hundred
(100) of which are presently issued and outstanding. There are currently no outstanding warrants, options, subscription rights or other commitments of any character granted by Pre-Cell relating to the issued or unissued shares of capital stock of Pre-Cell.

                  5.3 Authority of Seller, Consents; Execution of Agreements. Seller has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by him hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution or the transactions and obligations to be performed by him hereunder. This

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Agreement has been duly executed and delivered by Seller and constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  5.4 The Shares. The Shares are free and clear of all liens, pledges, hypothecation, option, contract and other encumbrance, except for such restrictions provided in this Agreement and pursuant to applicable law.

                  5.5 Investment. The Seller warrants and acknowledges that:

                           5.5.1  the Exchange  Shares have  not been registered

under the Securities Act of 1933, as amended ("Act"), or under applicable state blue sky laws;

                           5.5.2  the Seller is  acquiring the  Exchange  Shares

for his own account;

                           5.5.3  the Seller is aware that the  Exchange  Shares

may not be sold unless such securities are registered pursuant to the Act or qualify for an exemption from such registration.

         6. Represenations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as follows:

                  6.1 Organization and Standing of Purchaser. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and is entitled to own or lease its property and to carry on its business as and in the places where such properties are now owned, leased or operated. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Purchaser, and will not by themselves result in a breach or default under, or result in the creation of any lien, security interest, charge or encumbrance upon the Exchange Shares, or any of the properties or assets of Purchaser as a result of the terms, conditions or provisions of any contract, note, mortgage or any other agreement, instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound.

                  6.2 Authority of the Purchasers; Execution of Agreement. The Purchaser has all requisite power, authority and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by them hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by them hereunder. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally

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binding  obligation of the Purchaser,  enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  6.3 Exchange Shares. The Exchange Shares to be issued pursuant to Section 3 hereof shall constitute validly authorized and issued, fully paid and non-assessable shares of Purchaser and shall not be subject to any liens, security interests, encumbrances, options or agreements with respect thereto.

         7. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if physically delivered, delivered by reputable overnight courier or confirmed facsimile addressed to the recipient at the address listed on the signature page of the Agreement. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address will be effective only upon receipt.

         8.       Miscellaneous.

                  (a)   Assignment.   This  Agreement  and  the  rights  granted
hereunder may not be assigned in whole or in part by any of the parties without the prior written consent of the other parties.

                  (b) Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

                  (c) Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

                  (d) Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

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                  (f) Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

                  (g) Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida.

                  (h) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                  (i) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (j) Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Venue for any such action, in addition to any other venue permitted by statute, will be Broward County, Florida.

                  (k) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

                  (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  (m) Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

         The parties, as evidenced by their signatures below, acknowledge that this Agreement has been presented to their attorneys and that their attorneys have had the opportunity to review

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

and explain to them the terms and provisions of the Agreement, and that they fully understand those terms and provisions.

         IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on the date first above written.

SELLER:

THOMAS E. BIDDIX

By: /s/ Thomas E. Biddix
   ----------------------------------
   Thomas E. Biddix


PURCHASER:

TRANSAMERICAN PETROLEUM CORPORATION

By: /s/ Timothy F. McWilliams
   ----------------------------------
   Printed name: Timothy F. McWilliams
   Title: COO

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